The Sentinel Funds

Class I

Supplement dated January 4, 2010

to the Prospectus dated March 31, 2009, as supplemented to date

Sentinel Small Company Fund – Restrictions on New Investments in Class A, Class B and Class C Shares

Effective as of the close of business on January 29, 2010 (the “Closing Date”), Class A shares and Class C shares of the Small Company Fund will be closed to new investments and new accounts, except under limited circumstances as described in the prospectus for the Class A, Class B and Class C shares.  In addition, effective as of the Closing Date, Class A, Class B and Class C shares of the Small Company Fund will no longer be available through exchanges from other Sentinel Funds, except as described in the prospectus for the Class A, Class B and Class C shares.  Class B shares of the Small Company Fund have been closed to new investments and new accounts since March 2006, other than the reinvestment of dividend and capital gain distributions into existing accounts.  Class I shares of the Small Company Fund remain open to new investments and new accounts.

Effective as of January 4, 2010, the subsection of the Prospectus entitled “Buying, Selling and Transferring Fund Shares —Additional Information About Buying, Selling and Exchanging Shares—Small Company Fund Closing” is hereby amended to read in its entirety as follows:

Small Company Fund Closing

Effective January 29, 2010, the Small Company Fund’s class A, B and C share classes (offered through a separate prospectus) are closed to new investments and new accounts, except under limited circumstances as described in the prospectus for the Class A, Class B and Class C shares.  Sentinel’s management is monitoring net flows into the Fund for all share classes and constantly reviews capacity constraints for this Fund in view of liquidity of existing positions, analytical ability and capacity of the Small/Mid Cap team, availability of attractive small capitalization stocks and demand for the asset class.  Sentinel may make further changes to the Fund’s availability as appropriate.

Sentinel Small/Mid Cap Fund – Liquidation

Effective as of the close of business January 15, 2010, shares of the Sentinel Small/Mid Cap Fund will be closed to new investors, new purchases and exchanges into the Fund.  On or about January 29, 2010, the assets of the Fund will be liquidated, and each shareholder’s shares will be redeemed at the net asset value.

Sentinel Mid Cap Growth Fund – Fund Name Change

On or about March 29, 2010, the name of Sentinel Mid Cap Growth Fund will be changed to Sentinel Mid Cap Fund.  The name change will become effective upon the filing of the appropriate regulatory documents with the Maryland State Department of Assessments and Taxation.